UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10491
                                                     ---------------------

                         Nuveen Real Estate Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: June 30, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 SEMIANNUAL REPORT June 30, 2005

                                Nuveen Investments
                                Closed-End
                                Exchange-Traded
                                Funds


     NUVEEN
REAL ESTATE
INCOME FUND
        JRS




Photo of: Man, woman and child at the beach.
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HIGH CURRENT INCOME FROM A PORTFOLIO OF COMMERCIAL REAL ESTATE INVESTMENTS


Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
      LETTER TO SHAREHOLDERS



I am very pleased to report that for the period ended June 30, 2005, your Fund continued to provide you with attractive monthly distributions and diversified exposure to the real estate investment marketplace.

Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, a real estate oriented investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information faster by using e-mail and the Internet. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.


"IN ADDITION TO PROVIDING REGULAR MONTHLY INCOME, A REAL ESTATE ORIENTED INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION"


Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its shares in Nuveen to us or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial goals. We thank you for choosing us as a partner as you work toward that objective.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 15, 2005

Nuveen Real Estate Income Fund
(JRS)

Portfolio Managers'
         COMMENTS



The Nuveen Real Estate Income Fund is subadvised by a team of real estate investment professionals at Security Capital Research & Management Incorporated, a part of JPMorgan Asset Management, which is the asset management business of JPMorgan Chase & Co. Tony Manno and Ken Statz, who each have more than 22 years' experience in managing real estate investments, lead the team. Here they review key investment strategies and performance of the Fund for the six-month period ended June 30, 2005.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY AND WHAT WERE SOME OF THE PRIMARY TACTICS FOR THE SIX-MONTH REPORTING PERIOD?

During the six-month period ended June 30, 2005, we continued to focus on finding securities that we believed were best positioned to generate sustainable income and potential price appreciation over the long-run. In particular, we sought to maintain significant diversification while taking into account company credit quality, sector and geographic exposure, and security-type allocations. Every investment decision was based on a multi-layered analysis of the company, the real estate it owned, its management and the relative price of the security.

The ability to shift allocations between preferred and common stocks based on the relative attractiveness of these two distinct markets continued to be an important tool in managing JRS for income and long-term capital appreciation. In 2004, an environment characterized by rising interest rates indicated a shift in the risk and reward characteristics favoring common stocks versus preferred stocks, and as a result we significantly tilted the portfolio toward common stocks. In the first six months of 2005, we maintained the portfolio's tilt toward common stocks. We continued to emphasize companies and property types with a cyclical orientation associated with shorter lease terms and favored what we thought were the strongest markets and locations where we saw value enhancement potential and a real inflation hedge over the long term.

HOW DID THE FUND PERFORM?

Fund performance results, as well as the performance of a comparative benchmark, are shown in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*

For periods ended June 30, 2005

                                    6-MONTH          1-YEAR
--------------------------------------------------------------------------------
JRS                                 4.15%            30.40%
--------------------------------------------------------------------------------
Comparative benchmark1              5.20%            23.26%
--------------------------------------------------------------------------------
Dow Jones Wilshire
Real Estate Securities
Index2                              6.79%            34.60%
--------------------------------------------------------------------------------

*Six-month returns are cumulative; one-year returns are annualized.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

For the six months ended June 30, 2005, the Fund provided an attractive cumulative total return on net asset value, although its performance trailed a comparative benchmark and the Dow Jones Wilshire Real Estate Securities Index.

Since 2003, we have been gradually and selectively shifting the portfolio's property type weightings from a largely defensive posture to one that we believe is better positioned to perform well in a growing economy. At the same time, we've remained highly focused on the current income objectives of the Fund. We pursued this strategy by increasing the portfolio's allocation, relative to its comparative benchmark, toward more cyclically sensitive multifamily apartment companies and mall companies over this reporting period. These sectors outperformed the broader real estate securities universe during this reporting period.



1 The comparative benchmark return is calculated using the preferred stock and highest 50% yielding (based on market capitalization) common stock securities in the SNL Financial L Creal estate database.

2 The Dow Jones Wilshire Real Estate Securities Index is an unmanaged index comprised of common shares of publicly-traded REITs and other real estate operating companies.

On the other hand, our strategy to shift from defensive positions in light of improving economic conditions led to a lower allocation, relative to the comparative benchmark, to the more defensive shopping center sector. This tactic hurt the Fund's performance relative to the comparative benchmark and the Wilshire index in the first six months of 2005.

It is important to note that investing in preferred stock remains an important component of the income and appreciation strategy of JRS. While preferred securities are included in the comparative benchmark, they are not included in broader real estate securities indices, like the Wilshire index. Though we have reduced JRS's allocation to preferred stocks relative to the comparative benchmark, they remained a significant allocation in the Fund's portfolio over this six-month reporting period. While we believe it helped the Fund's overall risk profile, it did create a drag on performance when compared to an all-common-stock index like the Wilshire index.

                        Distribution and Share Price
                                INFORMATION



In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferredTM. This provides a degree of financial leverage that can increase share price volatility, but also can enhance Fund returns and supplement the income available to pay common shareholder distributions. This leveraging strategy provided incremental income and helped enhance shareholder distributions over the six-month period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. Under this policy, the Fund's monthly distributions will be paid from net investment income generated by its underlying securities as well as from net realized capital gains and/or returns of capital, generally representing unrealized capital gains. Over this six-month reporting period, the Fund has maintained a stable monthly distribution of $0.1350 per share.

As of June 30, 2005, the Fund was trading at a -10.08% discount to its net asset value, compared with an average discount of -8.03% for the entire six-month period.

Nuveen Real Estate Income Fund
JRS

Performance
      OVERVIEW  As of June 30, 2005

Pie Chart:
PORTFOLIO ALLOCATION
(as a % of  total investments)
Common Stocks                  70.5%
Preferred Stocks               28.2%
Repurchase Agreements           1.3%

Bar Chart:
2004-2005 MONTHLY DISTRIBUTIONS PER SHARE
Jul                            0.115
Aug                            0.115
Sep                            0.135
Oct                            0.135
Nov                            0.135
Dec                            0.135
Jan                            0.135
Feb                            0.135
Mar                            0.135
Apr                            0.135
May                            0.135
Jun                            0.135

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1//04                       16.92
                              16.98
                              17
                              17.12
                              17.18
                              17.17
                              17.27
                              17.08
                              16.99
                              17.08
                              17.18
                              17.34
                              17.39
                              17.27
                              17.17
                              17.05
                              16.95
                              17.06
                              17.04
                              17.15
                              17.44
                              17.44
                              17.43
                              17.5
                              17.5
                              17.55
                              17.3
                              17.38
                              17.52
                              17.47
                              17.47
                              17.58
                              17.5
                              17.68
                              17.9
                              17.81
                              17.9
                              17.9
                              17.89
                              17.83
                              17.86
                              17.95
                              18.04
                              18.15
                              18.25
                              18.69
                              19.07
                              19.1
                              19.04
                              18.8
                              18.83
                              18.69
                              18.68
                              18.66
                              18.78
                              18.86
                              18.91
                              18.68
                              18.8
                              18.82
                              18.94
                              18.81
                              18.93
                              18.99
                              19.07
                              19.24
                              19.37
                              19.27
                              19.38
                              19.38
                              19.42
                              19.59
                              19.63
                              19.45
                              19.53
                              19.68
                              19.82
                              19.89
                              19.75
                              19.92
                              20
                              19.91
                              20
                              19.99
                              20.05
                              20.02
                              20.25
                              20.24
                              20.45
                              20.61
                              19.4
                              18.96
                              19.18
                              19.4
                              19.68
                              19.89
                              19.91
                              19.9
                              19.71
                              19.65
                              19.68
                              19.74
                              19.99
                              20.14
                              20.18
                              20.2
                              20.24
                              20.49
                              20.62
                              20.78
                              20.9
                              20.66
                              20.7
                              20.85
                              20.99
                              20.75
                              20.88
                              20.75
                              20.76
                              20.62
                              20.4
                              20.41
                              20.45
                              20.64
                              20.65
                              20.62
                              20.46
                              20.64
                              20.75
                              20.58
                              20.2
                              19.28
                              19.28
                              19.38
                              19.5
                              19.42
                              18.94
                              19.19
                              19.15
                              19.24
                              19.37
                              19.39
                              19.44
                              19.42
                              19.15
                              19.04
                              18.94
                              19
                              19.24
                              19.51
                              19.76
                              19.96
                              20.14
                              20.18
                              20.23
                              20.3
                              20.47
                              20.45
                              20.3
                              20.38
                              20.3
                              20.3
                              20
                              19.4
                              19.5
                              19.48
                              19.7
                              19.8
                              19.86
                              19.87
                              19.98
                              20.1
                              20.18
                              20.03
                              19.8
                              19.73
                              19.3
                              19.23
                              19.3
                              19.02
                              19.05
                              18.99
                              18.63
                              18.07
                              17.68
                              18.1
                              17.69
                              17.6
                              17.85
                              18.08
                              18.25
                              18.11
                              18.24
                              18.32
                              18.55
                              18.42
                              18.46
                              18.65
                              18.48
                              18.4
                              18.44
                              18.42
                              18.6
                              18.58
                              18.58
                              18.7
                              18.9
                              19.15
                              19.49
                              19.38
                              19.4
                              19.4
                              19.37
                              19.45
                              19.45
                              19.68
                              19.95
                              20.22
                              20.39
                              20.19
                              20.02
                              19.92
                              19.93
                              19.98
                              20.02
                              20.22
                              20.17
                              20.26
                              19.9
                              19.59
                              19.57
                              19.6
                              19.77
                              19.91
                              20.1
                              20.19
                              20.02
                              20.06
                              20.16
                              20.15
                              20.17
                              20.04
                              20.02
                              20.07
                              20.05
                              20.13
                              20.2
                              20.2
                              20.19
                              20.16
                              20.11
                              20.1
                              20
                             20.09
6/30/05                        20.25

FUND SNAPSHOT
------------------------------------
Common Share Price            $20.25
------------------------------------
Common Share Net Asset Value  $22.52
------------------------------------
Premium/(Discount) to NAV    -10.08%
------------------------------------
Market Yield1                  8.00%
------------------------------------
Net Assets Attributable to
Common Shares ($000)        $633,765
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Office Property                28.8%
------------------------------------
Apartments                     19.2%
------------------------------------
Regional Malls                 16.3%
------------------------------------
Healthcare                     10.0%
------------------------------------
Diversified                     8.1%
------------------------------------
Shopping Center                 7.6%
------------------------------------
Hotels                          4.2%
------------------------------------
Repurchase Agreements           1.3%
------------------------------------
Other                           4.5%
------------------------------------

TOP FIVE COMMON STOCK ISSUERS
(as a % of total investments)
------------------------------------
The Macerich Company            8.6%
------------------------------------
Mack-Cali Realty Corporation    7.5%
------------------------------------
Arden Realty, Inc.              6.1%
------------------------------------
Nationwide Health
  Properties, Inc.              5.5%
------------------------------------
AvalonBay Communities, Inc.     5.1%
------------------------------------

TOP FIVE PREFERRED STOCK ISSUERS
(as a % of total investments)
------------------------------------
Crescent Real Estate
Equities Company                5.5%
------------------------------------
Apartment Investment &
Management Company              3.6%
------------------------------------
Home Properties Inc.            3.2%
------------------------------------
Mills Corporation               2.6%
------------------------------------
LaSalle Hotel Properties        1.9%
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)        1.72%      4.15%
------------------------------------
1-Year             30.47%     30.40%
------------------------------------
Since
Inception          17.90%     22.75%
------------------------------------

1 Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

                        Shareholder
                               MEETING REPORT

The annual shareholder meeting was held on March 22, 2005, in Chicago at Nuveen's headquarters.

                                                                        JRS
-------------------------------------------------------------------------------------------
                                                               Common and
                                                         Preferred shares  Preferred shares
                                                          voting together   voting together
                                                               as a class        as a class
===========================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                                                         27,425,564                --
   Withhold                                                       173,912                --
-------------------------------------------------------------------------------------------
   Total                                                       27,599,476                --
===========================================================================================
Lawrence H. Brown
   For                                                         27,424,660                --
   Withhold                                                       174,816                --
-------------------------------------------------------------------------------------------
  Total                                                        27,599,476                --
===========================================================================================
Jack B. Evans
  For                                                          27,430,102                --
  Withhold                                                        169,374                --
-------------------------------------------------------------------------------------------
  Total                                                        27,599,476                --
===========================================================================================
William C. Hunter
  For                                                          27,424,338                --
  Withhold                                                        175,138                --
-------------------------------------------------------------------------------------------
  Total                                                        27,599,476                --
===========================================================================================
William J. Schneider
  For                                                                  --             6,418
  Withhold                                                             --               100
-------------------------------------------------------------------------------------------
  Total                                                                --             6,518
===========================================================================================
Timothy R. Schwertfeger
  For                                                                  --             6,419
  Withhold                                                             --                99
-------------------------------------------------------------------------------------------
  Total                                                                --             6,518
===========================================================================================
Judith M. Stockdale
  For                                                          27,425,333                --
  Withhold                                                        174,143                --
-------------------------------------------------------------------------------------------
  Total                                                        27,599,476                --
===========================================================================================
Eugene S. Sunshine
  For                                                          27,427,188                --
  Withhold                                                        172,288                --
-------------------------------------------------------------------------------------------
  Total                                                        27,599,476                --
===========================================================================================

                        Nuveen Real Estate Income Fund (JRS)
                        Portfolio of
                                INVESTMENTS June 30, 2005 (Unaudited)
                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 90.5% (70.5% OF TOTAL INVESTMENTS)


                APARTMENTS - 15.9%

      526,300   Amli Residential Properties Trust                                                                      $  16,452,138

      215,300   Apartment Investment & Management Company                                                                  8,810,076

      870,000   Archstone-Smith Trust                                                                                     33,599,400

      516,400   AvalonBay Communities, Inc.                                                                               41,725,120


------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED - 0.6%

      326,000   Spirit Finance Corporation                                                                                 3,830,500


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.3%

    1,912,300   Nationwide Health Properties, Inc.                                                                        45,149,403

    1,740,300   Senior Housing Properties Trust                                                                           32,909,073


------------------------------------------------------------------------------------------------------------------------------------
                HOTELS - 0.7%

      492,564   Hersha Hospitality Trust                                                                                   4,699,061


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL - 2.9%

      459,600   First Industrial Realty Trust, Inc.                                                                       18,338,040


------------------------------------------------------------------------------------------------------------------------------------
                OFFICE PROPERTY - 31.3%

    1,388,800   Arden Realty, Inc.                                                                                        49,969,024

    3,092,100   HRPT Properties Trust                                                                                     38,434,803

    1,351,500   Mack-Cali Realty Corporation                                                                              61,222,950

      298,100   Maguire Properties, Inc.                                                                                   8,448,154

    1,205,600   Reckson Associates Realty Corporation                                                                     40,447,880


------------------------------------------------------------------------------------------------------------------------------------
                REGIONAL MALLS - 15.3%

      977,400   Glimcher Realty Trust                                                                                     27,122,850

    1,044,100   The Macerich Company                                                                                      70,006,905


------------------------------------------------------------------------------------------------------------------------------------
                SHOPPING CENTER - 8.5%

      378,000   Cedar Shopping Centers Inc.                                                                                5,575,500

      413,800   Federal Realty Investment Trust                                                                           24,414,200

      880,300   New Plan Excel Realty Trust                                                                               23,917,751


------------------------------------------------------------------------------------------------------------------------------------
                STORAGE - 3.0%

      984,200   U-Store-It Trust                                                                                          18,749,010
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks - (cost $340,941,287)                                                                573,821,838
                --------------------------------------------------------------------------------------------------------------------


                                       10

                                                                                                                              MARKET
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS - 36.2% (28.2% OF TOTAL INVESTMENTS)

                APARTMENTS - 8.8%

                Apartment Investment & Management Company:
      603,500    Series R, 10.000%                                                                                   $   15,781,525
      380,000    Series U, 7.750%                                                                                         9,538,000
      158,000    Series Y, 7.875%                                                                                         3,965,800

      945,000   Home Properties Inc., Series F, 9.000%                                                                   26,200,125


------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED - 9.7%

                Crescent Real Estate Equities Company:
    1,031,300    Series A (Convertible), 6.750%                                                                          21,977,003
      850,000    Series B, 9.500%                                                                                        22,729,000

      150,000   Lexington Corporate Properties Trust, Series B, 8.050%                                                    3,952,500

      497,623   PS Business Parks Inc., Series F, 8.750%                                                                 13,107,390


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 0.5%

       32,558   Nationwide Health Properties Inc., Series A, 7.677%                                                       3,337,195


------------------------------------------------------------------------------------------------------------------------------------
                HOTELS - 4.6%

      130,000   Ashford Hospitality Trust, Series A, 8.550%                                                               3,396,250

      360,000   Boykin Lodging Company, Series A, 10.500%                                                                 9,990,000

      592,000   LaSalle Hotel Properties, Series A, 10.250%                                                              15,818,240


------------------------------------------------------------------------------------------------------------------------------------
                OFFICE PROPERTY - 5.7%

                Alexandria Real Estate Equities Inc.:
       95,400    Series B, 9.100%                                                                                         2,514,744
      160,000    Series C, 8.375%                                                                                         4,222,400

      200,000   Corporate Office Properties Trust, Series G, 8.000%                                                       5,170,000

       12,141   Highwoods Properties, Inc., Series A, 8.625%                                                             13,867,298

      406,000   Maguire Properties, Inc., Series A, 7.625%                                                               10,263,680


------------------------------------------------------------------------------------------------------------------------------------
                REGIONAL MALLS - 5.7%

                Glimcher Realty Trust:
      113,000    Series F, 8.750%                                                                                         3,027,270
       50,000    Series G, 8.125%                                                                                         1,277,500

                The Mills Corp:
      115,200    Series C, 9.000%                                                                                         3,106,368
      213,000    Series E, 8.750%                                                                                         5,772,300
      480,000    Series G, 7.875%                                                                                        12,345,024

                Taubman Centers, Inc.:
        9,547    Series A, 8.300%                                                                                           244,308
      400,000    Series H, 7.625% (WI, settling 7/01/05)                                                                 10,150,000


------------------------------------------------------------------------------------------------------------------------------------
                SHOPPING CENTER - 1.2%

      160,000   Cedar Shopping Centers Inc., Series A, 8.875%                                                             4,295,008

      125,000   Saul Centers, Inc. Series A, 8.000%                                                                       3,273,750
------------------------------------------------------------------------------------------------------------------------------------
                Total Preferred Stocks - (cost $212,046,093)                                                           229,322,678
                --------------------------------------------------------------------------------------------------------------------


                                       11

                        Nuveen Real Estate Income Fund (JRS) (continued)
                             Portfolio of INVESTMENTS June 30, 2005 (Unaudited)
    PRINCIPAL                                                                                                                 MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                REPURCHASE AGREEMENTS (COST $10,826,822) - 1.7% (1.3%OF TOTAL INVESTMENTS)

                State Street Bank, 2.600% dated 6/30/05, due 7/1/05, repurchase price $10,827,604
$      10,827    collateralized by $11,030,000 U.S. Treasury Notes, 3.500% due 2/15/10, value $11,043,788            $   10,826,822
-------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $563,814,202) - 128.4%                                                          813,971,338
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.3)%                                                                   (8,206,482)
                --------------------------------------------------------------------------------------------------------------------
                Taxable Auctioned Preferred Shares, at Liquidation Value - (27.1)%                                     (172,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  633,764,856
                ====================================================================================================================

                INTEREST RATE SWAP CONTRACTS OUTSTANDING AT JUNE 30, 2005:
                                                                                                                         UNREALIZED
                                                          NOTIONAL                                    TERMINATION      APPRECIATION
                COUNTERPARTY                                AMOUNT     FIXED RATE   FLOATING RATE**          DATE     (DEPRECIATION)
                -------------------------------------------------------------------------------------------------------------------
                Citigroup N.A.                        $43,000,000          4.8000%         3.1500%        2/06/07       $  (671,845)
                Citigroup N.A.                         43,000,000          5.1900          3.1500         2/06/09        (1,813,726)
                -------------------------------------------------------------------------------------------------------------------
                                                                                                                        $(2,485,571)
                ====================================================================================================================

                     (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (WI)    Security purchased on a when-issued basis.

                       *    Based on LIBOR (London Inter-Bank Offered Rates).

                                 See accompanying notes to financial statements.

Statement of
        ASSETS AND LIABILITIES June 30, 2005 (Unaudited)


--------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $563,814,202)                   $813,971,338
Dividends and interest receivable                                     4,197,482
Receivable for investments sold                                         622,449
Other assets                                                             36,496
--------------------------------------------------------------------------------
      Total assets                                                  818,827,765
--------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                    10,000,000
Interest rate swaps, at value                                         2,485,571
Accrued expenses:
   Management fees                                                      379,937
   Other                                                                158,936
Taxable Auctioned Preferred share dividends payable                      38,465
--------------------------------------------------------------------------------
      Total liabilities                                              13,062,909
--------------------------------------------------------------------------------
Taxable Auctioned Preferred shares, at liquidation value            172,000,000
--------------------------------------------------------------------------------
Net assets applicable to Common shares                             $633,764,856
================================================================================
Common shares outstanding                                            28,136,413
================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      22.52
================================================================================


NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
--------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    281,364
Paid-in surplus                                                     391,025,257
Undistributed (Over-distribution of) net investment income          (13,580,242)
Accumulated net realized gain from investments and interest
  rate swaps                                                          8,366,912
Net unrealized appreciation (depreciation) of investments
  and interest rate swaps                                           247,671,565
--------------------------------------------------------------------------------
Net assets applicable to Common shares                             $633,764,856
================================================================================
Authorized shares:
   Common                                                             Unlimited
   Taxable Auctioned Preferred                                        Unlimited
================================================================================


                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Six Months Ended June 30, 2005 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                          $ 14,028,679
Interest                                                                 85,051
--------------------------------------------------------------------------------
Total investment income                                              14,113,730
--------------------------------------------------------------------------------
EXPENSES
Management fees                                                       3,362,859
Taxable Auctioned Preferred shares - auction fees                       213,233
Taxable Auctioned Preferred shares -
  dividend disbursing agent fees                                          9,918
Shareholders' servicing agent fees and expenses                           3,140
Custodian's fees and expenses                                            83,549
Trustees' fees and expenses                                              13,973
Professional fees                                                        35,508
Shareholders' reports - printing and mailing expenses                    50,724
Stock exchange listing fees                                               1,164
Investor relations expense                                               69,690
Other expenses                                                           21,259
--------------------------------------------------------------------------------
Total expenses before expense reimbursement                           3,865,017
   Expense reimbursement                                             (1,142,754)
--------------------------------------------------------------------------------
Net expenses                                                          2,722,263
--------------------------------------------------------------------------------
Net investment income                                                11,391,467
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                    9,502,585
Net realized gain (loss) from interest rate swaps                    (1,135,673)
Change in net unrealized appreciation (depreciation)
  of investments                                                      5,789,624
Change in net unrealized appreciation (depreciation)
  of interest rate swaps                                              1,388,651
--------------------------------------------------------------------------------
Net realized and unrealized gain                                     15,545,187
--------------------------------------------------------------------------------
DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From net investment income                                           (2,360,342)
From accumulated net realized gains from investments                         --
--------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Taxable Auctioned Preferred shareholders          (2,360,342)
--------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
  from operations                                                  $ 24,576,312
================================================================================

                                 See accompanying notes to financial statements.

Statement of
          CHANGES IN NET ASSETS (Unaudited)
                                                                                                   SIX MONTHS ENDED      YEAR ENDED
                                                                                                            6/30/05        12/31/04
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                  $ 11,391,467    $ 24,895,312
Net realized gain from investments                                                                        9,502,585      18,980,955
Net realized gain (loss) from interest rate swaps                                                        (1,135,673)     (4,017,763)
Change in net unrealized appreciation (depreciation) of investments                                       5,789,624     109,849,162
Change in net unrealized appreciation (depreciation) of interest rate swaps                               1,388,651       3,346,462
Distributions to Taxable Auctioned Preferred shareholders:
   From net investment income                                                                            (2,360,342)     (1,353,325)
   From accumulated net realized gains from investments                                                          --      (1,218,577)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                   24,576,312     150,482,226
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                              (22,790,493)    (19,333,368)
From accumulated net realized gains from investments                                                             --     (17,762,374)
Tax return of capital                                                                                            --      (3,983,421)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to
   Common shareholders                                                                                  (22,790,493)    (41,079,163)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares                                                    1,785,819     109,403,063
Net assets applicable to Common shares at the beginning of period                                       631,979,037     522,575,974
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                                            $633,764,856    $631,979,037
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period                        $(13,580,242)   $    179,126
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Real Estate Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the American Stock Exchange and trade under the ticker symbol "JRS." The Fund was organized as a Massachusetts business trust on August 27, 2001.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts ("REITs").

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Prices of interest rate swaps are provided by an independent pricing service approved by the Fund's Board of Trustees. If the pricing service is unable to supply a price for an interest rate swap the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the investment. In establishing a fair value, the Board of Trustees, or its designee, will use a wide variety of market data including yields or prices of comparable securities, indications of value from security dealers, general market conditions and other information and analysis. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2005, the Fund had an outstanding when-issued purchase commitment of $10,000,000.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund intends to make monthly cash distributions to Common Shareholders of a stated dollar amount based primarily on the Fund's net investment income but also secondarily on net realized capital gains and/or on net unrealized capital gains in the Fund's portfolio (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable dividend level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to Taxable Auctioned Preferred shares, if any, and interest and required principal payments on borrowings, if any. Under the Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would be treated by shareholders as a return of capital for tax purposes. The final determination of the source of all distributions for the year will be made after the end of the year.

REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during a period are not known until after the fiscal year-end of the Fund. For the twelve months ended December 31, 2004, the character of distributions to the Fund from the REITs was 58.07% ordinary income, 25.75% long-term and short-term capital gains, and 16.18% return of REIT capital.

For the six months ended June 30, 2005, the Fund applied the actual percentages for the twelve months ended December 31, 2004, described above to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type. For the fiscal year ended December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

During the six months ended June 30, 2005, the Fund treated each distribution to its shareholders from the portfolio REITs as being entirely from net investment income. The Fund will recharacterize those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, at the beginning of the subsequent year, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund's portfolio. Consequently, the financial statements at June 30, 2005 reflect an over-distribution of net investment income that is at least partly attributable to the fact that some of the amounts received by the Fund from the portfolio REITS, but none of the dividends paid by the Fund to shareholders, were treated as something other than ordinary income. For the fiscal year ended December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to the Fund shareholders.

Taxable Auctioned Preferred Shares
The Fund has issued and outstanding 1,720 Series M, 1,720 Series T, 1,720 Series W and 1,720 Series F, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate on each series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



Interest Rate Swap Transactions
The Fund is authorized to enter into hedging transactions, including interest rate swap transactions. The Fund's use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve the Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund did not engage in transactions in its own shares during the six months ended June 30, 2005, nor during the fiscal year ended December 31, 2004.

3. SECURITIES TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during the six months year ended June 30, 2005, aggregated $25,918,400 and $27,670,346, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income and in recognizing certain gains and losses on investment transactions.

At June 30, 2005, the cost of investments owned was $563,814,202.

The net unrealized appreciation of investments at June 30, 2005, aggregated $250,157,136, of which $250,162,973 related to appreciated securities and $5,837 related to depreciated securities.

The tax components of undistributed net ordinary income and net realized gains at December 31, 2004, the Fund's last fiscal year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                          $--
Undistributed net long-term capital gains                                     --
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal period ended December 31, 2004, the Fund's last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $20,708,231
Distributions from net long-term capital gains                        18,932,319
Tax return of capital                                                  3,983,421
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. As of July 31, 2005, the complex-level fee rate was .1889%.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
NOVEMBER 30,                                    NOVEMBER 30,
--------------------------------------------------------------------------------

2001*                      .30%                      2007                   .25%
2002                       .30                       2008                   .20
2003                       .30                       2009                   .15
2004                       .30                       2010                   .10
2005                       .30                       2011                   .05
2006                       .30
================================================================================

*  From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, which resulted in the automatic termination of the agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved a new ongoing investment management agreement for the Fund and the submission of the agreement for approval by the Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreement took effect upon such settlement.

7. SUBSEQUENT EVENT -- DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Fund declared a distribution of $.1350 per Common share which was paid on August 1, 2005, to shareholders of record on July 15, 2005.

Financial
       HIGHLIGHTS (Unaudited)

                        Financial
                               HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:
                                              Investment Operations                                    Less Distributions
                          ---------------------------------------------------------------  -----------------------------------------
                                                   Distributions   Distributions
                                                        from Net            from
                                                      Investment         Capital
                                                       Income to        Gains to                  Net
               Beginning                                 Taxable         Taxable           Investment    Capital
                  Common                      Net      Auctioned       Auctioned            Income to   Gains to       Tax
                   Share         Net    Realized/      Preferred       Preferred               Common     Common    Return
               Net Asset  Investment   Unrealized         Share-          Share-               Share-     Share-        of
                   Value    Income(a)  Gain (Loss)       holders+        holders+   Total     holders    holders   Capital    Total
====================================================================================================================================
Year Ended 12/31:
2005(e)           $22.46       $ .40        $ .55          $(.08)          $  --    $ .87       $(.81)     $  --     $  --   $ (.81)
2004(b)            18.57         .88         4.56           (.05)           (.04)    5.35        (.69)      (.63)     (.14)   (1.46)
2003(c)            17.30         .12         1.38           (.01)             --     1.49        (.01)      (.08)     (.13)    (.22)
Year Ended 10/31:
2003               13.56         .85         4.38           (.05)           (.02)    5.16        (.97)      (.41)     (.04)   (1.42)
2002(d)            14.33        1.02         (.46)          (.07)           (.02)     .47        (.89)      (.25)       --    (1.14)
====================================================================================================================================
                                                                      Total Returns
                                                                  ----------------------
                          Offering
                         Costs and
                           Taxable                                               Based
                         Auctioned          Ending                                  on
                         Preferred          Common                 Based        Common
                             Share           Share      Ending        on     Share Net
                      Underwriting       Net Asset      Market    Market         Asset
                         Discounts           Value       Value     Value**       Value**
========================================================================================
Year Ended 12/31:
2005(e)                      $  --          $22.52      $20.25      1.72%         4.15%
2004(b)                         --           22.46       20.75     19.80         30.12
2003(c)                         --           18.57       18.73      6.49          8.69
Year Ended 10/31:
2003                            --           17.30       17.81     35.40         39.80
2002(d)                       (.10)          13.56       14.40      3.30          2.09
========================================================================================
                                                          Ratios/Supplemental Data
                        -------------------------------------------------------------------------------------------
                                         Before Credit/Reimbursement     After Credit/Reimbursement***
                                        ----------------------------    ------------------------------
                                                      Ratio of Net                      Ratio of Net
                                          Ratio of      Investment        Ratio of        Investment
                             Ending       Expenses       Income to        Expenses         Income to
                                Net     to Average         Average      to Average           Average
                             Assets     Net Assets      Net Assets      Net Assets        Net Assets
                         Applicable     Applicable      Applicable      Applicable        Applicable     Portfolio
                          to Common      to Common       to Common       to Common         to Common      Turnover
                        Shares (000)        Shares++        Shares++        Shares++          Shares++        Rate
===================================================================================================================
Year Ended 12/31:
2005(e)                    $633,765           1.31%*          3.47%*           .92%*            3.85%*           3%
2004(b)                     631,979           1.34            4.13             .94              4.52            14
2003(c)                     522,576           2.31*           4.07*           1.91*             4.47*            2
Year Ended 10/31:
2003                        486,814           2.51            5.17            2.09              5.59            26
2002(d)                     381,290           2.12*           6.71*           1.72*             7.11*           37
===================================================================================================================
                              Cumulative Taxable Auctioned
                               Preferred at End of Period
                        ---------------------------------------
                          Aggregate    Liquidation
                             Amount     and Market        Asset
                        Outstanding          Value     Coverage
                               (000)     Per Share    Per Share
================================================================
Year Ended 12/31:
2005(e)                    $172,000        $25,000     $117,117
2004(b)                     172,000         25,000      116,857
2003(c)                     172,000         25,000      100,956
Year Ended 10/31:
2003                        172,000         25,000       95,758
2002(d)                     172,000         25,000       80,420
================================================================

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the fiscal year ended December 31, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Investment Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.
(c)  For the period November 1, 2003 through December 31, 2003.
(d) For the period November 15, 2001 (commencement of operations) through October 31, 2002.
(e)  For the six months ended June 30, 2005.
*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   o Ratios do not reflect the effect of dividend payments to Taxable
       Auctioned Preferred shareholders.
     o Income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares.
     o For periods ended prior to December 31, 2004, each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of
       Net Investment Income to Average Net Assets Applicable to Common
       Shares included the effect of the net interest expense incurred on interest rate swap transactions as follows:
       Year Ended 12/31:
          2003(c)         .91*
       Year Ended 10/31:
          2003           1.03
          2002(d)         .68*


                                 See accompanying notes to financial statements.


                                  24-25 SPREAD

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



At a meeting held on May 10-12, 2005, the Board of Trustees of the Fund, including the independent Trustees, unanimously approved the Investment Management Agreement between the Fund and NAM and the Sub-Advisory Agreement between NAM and Security Capital (NAM and Security Capital are each a "Fund Adviser").

THE APPROVAL PROCESS
To assist the Board in its evaluation of an advisory contract with a Fund Adviser, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Fund Adviser; the of the Fund Adviser, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and with recognized and/or customized benchmarks (as appropriate); the profitability of the Fund Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Fund Adviser in providing the various services; the advisory fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Fund Adviser's management fees with the fees the Fund Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Fund Adviser; and the expenses of the Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. In addition, the independent Trustees noted that Security Capital also has previously made written or oral presentations to the Board providing it with the opportunity to explain its investment strategies, discuss market conditions, and highlight any material issues. Many of these presentations were part of site visits by the Board throughout the year. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each advisory contract (which includes the sub-advisory contract) with a Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In evaluating the nature, extent and quality of the respective Fund Adviser's services, the Trustees reviewed information concerning the types of services that a Fund Adviser or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and recognized and/or customized benchmarks (as described in further detail in Section B below); information describing the Fund Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of the applicable Fund Adviser. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of the Fund Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Fund Adviser. In their review of the advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family:
Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and the Fund Advisers, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Fund Advisers.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates provide the Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, a Fund Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services. Further, as the Fund utilizes a sub-adviser, the Trustees considered NAM's ability and procedures to monitor the sub-adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the role of NAM's investment oversight committee, including its increased personnel, the responsibilities and experience of the staff, and procedures to monitor sub-advisers, including the use of site visits.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Fund, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

In evaluating the services of Security Capital, the independent Trustees noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and that Security Capital was not expected to supply other significant administrative services to the Fund.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were quite satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS
As previously noted, the Board received a myriad of performance information regarding the Fund and its Peer Group, if available. Among other things, the Board received materials reflecting the Fund's historic performance, the Fund's performance compared to its Peer Group (as available), its performance compared to recognized and/or customized benchmarks (as applicable). The Trustees reviewed performance information including, among other things, total return information compared with the Fund's Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2004. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses that the Fund is expected to bear, the Trustees considered the Fund's current management fee structure, the sub-advisory fee arrangements and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of the respective Fund Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect These Economies of Scale." In its review, the Trustees noted that all taxable closed-end exchange-traded Nuveen funds had net expense ratios below or within an acceptable range compared to peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients (such as separate managed accounts as well as fees charged on funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams). With respect to separately managed accounts, the advisory fees to such separate managed accounts are generally lower than those charged to the Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Fund,

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



   compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Fund including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate the Fund merit the higher fees than those to separate managed accounts.

   In considering the fees of Security Capital, the Trustees also considered the pricing schedule Security Capital charges for similar investment management services for other fund sponsors or clients. Generally, the sub-advisory fees were at the lower end of the sub-adviser's fee schedule. In addition, the Trustees noted that the sub-advisory fees and arrangements with unaffiliated sub-advisers were established through arms-length negotiations between the sub-adviser and NAM.

   3. PROFITABILITY OF ADVISERS
   In conjunction with its review of fees, the Trustees also considered the profitability of NAM as well as the profitability of Security Capital. The Trustees reviewed the respective Fund Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed a Fund Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered the respective Fund Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that each Fund Adviser's level of profitability from its relationship with the Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the Fund, the Trustees determined that the advisory fees and expenses of the Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE
In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for the Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Fund for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. The Trustees also considered any soft dollar arrangements of Security Capital. With respect to Security Capital, the Trustees noted that it does not use soft dollar arrangements.

In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for Nuveen funds with outstanding preferred shares and new closed-end funds, the Trustees also considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS
Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the Investment Management Agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with the Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for the Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether the Fund's fee structure or expense ratio would change; any changes to the current practices of the Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

In addition to the foregoing, a change in control of NAM may be deemed an assignment of the Sub-Advisory Agreement between NAM and Security Capital. The Board therefore considered approval of a New Sub-Advisory Agreement with Security Capital in light of the anticipated change of control. More specially, the Board considered approval of the New Sub-Advisory Agreement on substantially identical terms as the respective Original Sub-Advisory Agreement, to take effect after the change of control has occurred and the agreement has been approved by Fund shareholders. In reviewing the impact of the St. Paul divesture on Security Capital, the Board considered the same factors as outlined previously with respect to their review of NAM. As with NAM, the Board concluded that the St. Paul divestiture would not affect the nature and quality of services provided by Security Capital, the terms of the Sub-Advisory Agreement, including the fees paid thereunder, and would not materially affect the organization or operations of Security Capital. Accordingly, the Board determined that their analysis of the various factors regarding their review and approval of Security Capital would continue to apply following the change in control.

G. APPROVAL
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund, that the renewal of the NAM Investment Management Agreement and Sub-Advisory Agreement should be approved, and that the new, post-change of control NAM Investment Management Agreement and the Sub-Advisory Agreement be approved and recommended to shareholders.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD (ALSO KNOWN AS DISTRIBUTION YIELD OR CURRENT YIELD): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $120 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools


Logo: NUVEEN Investments

                                                                     ESA-A-0605D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: September 7, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: September 7, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: September 7, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.